UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 25, 2017
___________________________
VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
___________________________

Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company’s 2017 Annual Meeting of Shareholders was held on May 25, 2017. At the meeting, the Company’s shareholders:

(1)	elected Mary Lou Kelley, John E. Kyees, Matthew McEvoy, and Robert Wallstrom to serve as Class I Directors of the Company’s Board of Directors;
(2)	ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2018;
(3)	approved, on an advisory basis, the compensation of the Company's named executive officers; and
(4)	recommended, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers.
Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions, and the number of broker non-votes.

(1)	Election of Directors

Nominee	For	Withhold	Broker Non-Votes
Mary Lou Kelley	23,949,506	5,975,155	2,546,763
John E. Kyees	24,577,291	5,347,370	2,546,763
Matthew McEvoy	24,604,252	5,320,409	2,546,763
Robert Wallstrom	24,105,573	5,819,088	2,546,763

(2)	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions	Broker Non-Votes
32,155,446	311,336	4,645	—

(3)	Advisory Approval of the Company's Named Executive Officer Compensation

For	Against	Abstentions	Broker Non-Votes
21,903,695	7,983,611	37,354	2,546,763

(4)	Advisory Recommendation of the Frequency of Future Advisory Votes on Named Executive Officer Compensation

1 Year	2 Years	3 Years	Abstentions
21,689,985	8,294	8,193,898	32,483
Based on the results of the advisory vote on the frequency of the advisory vote on named executive officer compensation, the Company’s Board of Directors has determined that the Company will hold its advisory vote on named executive compensation every year.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

May 31, 2017	/s/ Mark C. Dely
Mark C. Dely Vice President – Chief Legal Officer and Corporate Secretary